SCHWAB CAPITAL TRUST

Laudus International MarketMasters Fund™

Supplement dated May 8, 2014, to the Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) dated February 28, 2014, as supplemented March 14, 2014

This supplement provides new and additional information beyond that contained in each of the above-named Summary Prospectus, Statutory Prospectus and SAI and should be read in conjunction with each document.

The “Foreign investment risk” under the “Principal risks” section of the Summary Prospectus and in the “Fund summary” of the Statutory Prospectus is deleted and replaced in its entirety with the following:

Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. To the extent the fund’s investments in a single country or a limited number of countries represent a larger percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.

The “Foreign investment risk” under the “Principal investment risks” section in the “Fund Details” of the Statutory Prospectus is deleted and replaced with the following:

Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. These restrictions may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. During any period when foreign securities underperform other types of investments—U.S. securities, for instance—the performance of the fund that focuses its investments in foreign securities will lag these investments. To the extent that the fund invests a significant portion of its assets in any one country, the fund will be subject to a greater risk of loss or volatility than if the fund always maintained wide geographic diversity among the countries in which it invests. Investing in any one country makes the fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.

The “Foreign Securities” section beginning on page 15 of the SAI is revised to add the following as the new third paragraph:

In addition, a fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. These restrictions may negatively impact the value or liquidity of a fund’s investments, and could impair a fund’s ability to meet its investment objective or invest in accordance with its investment strategy. For example, a fund may be prohibited from investing in securities issued by companies subject to such restrictions. In addition, these restrictions may require a fund to freeze its existing investments in certain foreign securities, which would prohibit the fund from buying, selling, receiving or delivering those securities or other financial instruments. As a result, such restrictions may limit a fund’s ability to meet a large number of shareholder redemption requests.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG80818-00 (05/14) © 2014 All Rights Reserved

00117361